                                                                    EXHIBIT 10.4




                                   REGISTRAR,
                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                    BETWEEN

                                CNH GLOBAL N.V.

                                      AND

                              JPMORGAN CHASE BANK

                               TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
Article 1               Terms of Appointment, Duties of the Bank................................ 1

Article 2               Fees and Expenses....................................................... 3

Article 3               Representations and Warranties of the Bank.............................. 4

Article 4               Representations and Warranties of the Company........................... 5

Article 5               Conversion of Foreign Currency.......................................... 5

Article 6               Shareholders' Meetings.................................................. 5

Article 7               Indemnification......................................................... 5

Article 8               Standard of Care........................................................ 8

Article 9               Covenants of the Company and the Bank................................... 8

Article 10              Termination of Agreement................................................ 9

Article 11              Assignment............................................................. 10

Article 12              Amendment.............................................................. 10

Article 13              New York Law to Apply.................................................. 10

Article 14              Merger of Agreement.................................................... 11

Article 15              Counterparts........................................................... 11

SIGNATURES..................................................................................... 12

                REGISTRAR, TRANSFER AGENCY AND SERVICE AGREEMENT

         AGREEMENT made as of the 8th day of April, 2003, by and between CNH Global N.V., a corporation organized under the laws of the Kingdom of the Netherlands, having its registered office at World Trade Center, Amsterdam Airport, Schipol Boulevard 217, 1118 BH Amsterdam, the Netherlands (the "Company") and JPMorgan Chase Bank, a New York Company having its principal office and place of business at 1 Chase Manhattan Plaza, New York, New York 10081 (the "Bank").

         WHEREAS, the Company desires to appoint the Bank as its registrar, transfer agent, dividend disbursing agent and agent in connection with certain other activities and the Bank desires to accept such appointment; and

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1 TERMS OF APPOINTMENT: DUTIES OF THE BANK

         1.01 Subject to the terms and conditions set forth in this Agreement, the Company hereby employs and appoints the Bank to act as, and the Bank agrees to act as U.S. registrar, transfer agent for the Company's authorized and issued preferred shares ("Shares") and dividend disbursing agent. The Bank shall act solely as agent for the Company under this Agreement and owes no duties hereunder to any other person. The Bank undertakes to perform the duties and only the duties that are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Bank.

         1.02     The Bank agrees that it will perform the following services:

                  (a) In accordance with procedures established from time to time by agreement between the Company and the Bank, the Bank shall:

                           (i) issue and record in the Share register the appropriate number of Shares as authorized and hold such Shares in the appropriate Shareholder account;

                           (ii) effect transfers of Shares by the registered owners thereof upon receipt of appropriate documentation;

                           (iii) prepare and transmit payments for dividends and distributions declared by the Company;

                           (iv) maintain a direct registration system for the Shares, pursuant to which the Bank may record the ownership of uncertificated Shares, which ownership shall be evidenced by periodic statements issued from time to time;

                           (v) issue direct registration system statements for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Bank and the Company of indemnification satisfactory to it and protecting it, and, the Bank at its option, may issue replacement certificates in place of mutilated Share certificates upon presentation thereof and without such indemnity; and

                  (b) In addition to and not in lieu of the services set forth in the above paragraph (a), the Bank shall perform all of the customary services of a registrar, transfer agent, and dividend disbursing agent as described in Article 1 consistent with those requirements in effect as of the date of this Agreement. The detailed definition, frequency, limitations and associated costs (if any) described in the following fee section, include but are not limited to maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, and mailing Shareholder reports to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts where applicable, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all registered Shareholders, preparing and mailing confirmation forms and statements of account to Shareholder accounts, and providing Shareholder account information.

                  (c) The Bank shall provide additional services on behalf of the Company (i.e., escheatment services) which may be agreed upon in writing between the Company and the Bank.

                  (d) Upon and in accordance with written instructions from the Company, you are hereby authorized and instructed, for the purpose of original issue, to issue and record certificates in book-entry form on the Direct Registration System, to issue, record and countersign physical certificates, if so requested, in such name or names and for the number of Shares covered by such instructions and to deliver the same in accordance with such instructions. Accompanying such instructions, the Company shall provide the Bank with (i) A copy of the resolutions adopted by the Board of Directors of the Company authorizing and approving the specific issuance, (ii) in the case of an issuance not related to a public or private capital raising of securities, a written instruction signed by an authorized person setting forth as to each person or entity to whom Shares are to be issued, the name, address, tax identification number (certified by the prospective holder pursuant to requirements of the Internal Revenue Code and applicable regulations), the number of Shares to be issued to such person and the existence of any transfer restrictions to be placed upon such Shares,
                           (iii) Opinion of counsels for the Company, addressed to JPMorgan Chase Bank, to the effect that: (a) the Shares to be issued, are duly authorized and issuable and upon issuance will fully paid and are non-assessable; (b) the certificates (including through the Direct Registration System) will entitle the persons to whom the Shares are issued with the benefits of ownership of such Shares; (c) this Agreement was duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms; (d) this Agreement constitutes a valid and binding agreement of the Company under New York law, (e) the Shares to be issued are duly registered under the Securities Act of 1933, as amended, and such registration has become effective, or are exempt from such registration; and have been duly registered under the Securities Exchange Act of 1934, as amended, or are exempt from such registration; (f) the Company has paid or caused to be paid all taxes, if any, which were payable upon or in respect of the original issuance of the Shares to be issued; and (g) the issuance of the Shares does not and will not conflict with, violate, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, the charter or the by-laws of the Company, any law or regulation, any order or decree of any court or public authority having jurisdiction, or any mortgage, indenture, contract, agreement or undertaking to which the Company is a party or by which it is bound.


                  (e) Before countersigning for original issue any certificates or issuing Shares through the Direct Registration System the Company shall furnish the Bank with sufficient funds in U.S. dollars to pay all applicable stock stamp taxes, if any, on such issue. The Bank shall be entitled to rely on the information furnished to it by the Company regarding the amount of such tax. The Company will indemnify the Bank and hold it harmless for any additional amounts it or its agents become liable to pay. If no such taxes are payable, the Bank shall be furnished with an opinion of counsel to that effect.


ARTICLE 2 FEES AND EXPENSES

         2.01 For the performance by the Bank pursuant to this Agreement, the Company agrees to pay the Bank an annual maintenance fee as set out in an agreement between the Company and the Bank. Such fees and out-of-pocket expenses and advances identified under Section 2.02 below may be changed from time to time subject to mutual written agreement between the Company and the Bank.


         2.02 In addition to the fee paid under Section 2.01 above, the Company agrees to reimburse the Bank for out-of-pocket expenses, including but not limited to confirmation production, postage, forms, telephone, microfilm, microfiche, records storage or advances incurred by the Bank for the items set out in the separate fee schedule herein referred to. In addition, any other expenses incurred by the Bank at the request or with the consent of the Company will be reimbursed by the Company.

         2.03 The Company agrees to pay all fees and reimbursable expenses within thirty days following the receipt of the respective billing notice. Postage and the cost of materials for mailing of dividends, proxies, Company reports and other mailings to all Shareholder accounts may be advanced to the Bank by the Company on or before the mailing of such materials upon the request of the Bank.


ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE BANK

         The Bank represents and warrants to the Company that:

         3.01 It is a trust company duly organized and existing and in good standing under the laws of the State of New York.

         3.02 It is duly qualified to carry on its business in the State of New York.

         3.03 It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement.

         3.04 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

         3.05 It has access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.


ARTICLE 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

         The Company represents, warrants and covenants to the Bank that:

         4.01 It is a corporation duly organized and existing and in good standing under the laws of its jurisdiction of incorporation.

         4.02 It is empowered under applicable laws and by its corporate organization documents to enter into and perform this Agreement.

         4.03 All corporate proceedings required by said organization documents have been taken to authorize it to enter into and perform this Agreement.

         4.04 A registration statement under the Securities Act of 1933 is currently effective and appropriate state securities law filings have been made with respect to all Shares of the Company which the Company is asking the Bank to issue, record or countersign; information to the contrary will result in immediate notification to the Bank. Any Shares to be issued hereunder, when issued shall have been duly registered under the Securities Act of 1933, as amended, and such registration shall have become effective or shall be exempt from such registration; and shall have been duly registered under the Securities Exchange Act of 1934, as amended, or shall be exempt from such registration.

         4.05 It shall make all required filings under federal and state securities laws.

         4.06 The Shares issued and outstanding on the date hereof have been duly authorized, validly issued and are fully paid and are non-assessable; and any Shares to be issued hereunder, when issued, shall have been duly authorized, validly issued and fully paid and will be non-assessable.

         4.07 The Company has paid or caused to be paid all taxes, if any, which were payable upon or in respect of the original issuance of the Shares issued and outstanding on the date hereof.

ARTICLE 5 CONVERSION OF FOREIGN CURRENCY

         5.01 Upon receipt by the Bank of any foreign currency, if at the time of its receipt such foreign currency can in the Bank's best judgment be converted on a reasonable basis into U.S. dollars and the resulting U.S. dollars transferred to the United States for distribution to U.S. Shareholders entitled thereto, the Bank shall as promptly as practicable convert or cause to be converted such foreign currency into U.S. dollars by sale or in any other manner that it may determine, and shall transfer the resulting U.S. dollars (net of its charges and expenses in effecting such conversion) to the United States and shall distribute such U.S. dollars to the Shareholders resident in the United States entitled thereto. If the Bank determines in its reasonable judgment that such foreign currency is not convertible, in whole or in part, on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license which is required for such conversion is denied or in the Bank's opinion, is not obtainable or is not obtained within a reasonable period or at a reasonable cost, the Bank may distribute all or part of the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the U.S. Shareholders entitled thereto. All expenses of any such conversion shall be deducted from the proceeds thereof.


ARTICLE 6 SHAREHOLDERS' MEETINGS As soon as practicable after receipt from the Company of notice of any meeting or solicitation of consents or proxies of holders of Shares, unless the Company informs the Bank otherwise in order to comply with applicable law, the Bank shall mail to Shareholders a notice stating (a) such information as is contained in such notice and any solicitation materials (or a summary thereof in English provided by the Company), (b) that each Shareholder at the close of business on the record date set by the Company therefor will be entitled, subject to any applicable provisions of the law of the Netherlands and the Company's Articles of Association, to exercise the voting rights pertaining to the Shares and (c) the manner in which such instructions may be given.


ARTICLE 7 INDEMNIFICATION

         7.01 The Bank shall not be responsible for, and the Company shall indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to:

                  (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct.

                  (b) The Company's or its agents lack of good faith, negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Company hereunder.

                  (c) The reliance on or use by the Bank or its agents or subcontractors of information, records and documents which (i) are received by the Bank or its agents or subcontractors and furnished to it by or on behalf of the Company, and (ii) have been prepared and/or maintained by the Company or any other person or firm on behalf of the Company. Such other person or firm shall include any former transfer agent or former registrar, or co-transfer agent or co-registrar or any current registrar where the Bank is not the current registrar.

                  (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Company.

                  (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

         7.02 At any time the Bank may apply to any authorized Director or officer of the Company for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Company for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document furnished by or on behalf of the Company reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by telephone, in person, machine readable input, SWIFT, CRT data entry or other similar means authorized by the Company, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Company. The Bank, its agents and subcontractor shall also be protected and indemnified in recognizing Share certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Company, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

         7.03 In the event any party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.


         7.04 Neither the Bank nor its agents shall be liable to the Company or any other person for special, indirect, punitive or consequential damages under any provision of this Agreement or arising out of any act or failure to act hereunder.

         7.05     In order that the indemnification provisions contained in this
                  Article 7 shall apply, upon the assertion of a claim for which the Company may be required to indemnify the Bank, the Bank shall promptly notify the Company of such assertion, and shall keep the Company advised with respect to all developments concerning such claim. The Bank shall in no case confess any claim or make any compromise in any case in which the Company may be required to indemnify it except with the Company's prior written consent, which shall not be unreasonably withheld or delayed.

ARTICLE 8 STANDARD OF CARE

         8.01 The Bank shall not be liable for loss or damage due to errors unless said errors are caused by its gross negligence, bad faith, or willful misconduct or that of its employees.

ARTICLE 9 COVENANTS OF THE COMPANY AND THE BANK

         9.01     The Company shall promptly furnish to the Bank the following:

                  (a)      An adequate supply of Share certificates.

                  (b) A copy of the resolutions adopted by the Board of Directors of the Company appointing the Bank as Transfer Agent and/or Registrar and Dividend Disbursing Agent, as the case may be, duly certified by the Secretary or Assistant Secretary of the Company under the corporate seal.


                  (c) A copy of its corporate organization documents and all amendments thereto.

                  (d) A certificate of the Secretary or an Assistant Secretary of the Company, under its corporate seal, stating that:

                                    i)       this Agreement has been executed
                                             and delivered pursuant to the
                                             authority of the Company's Board of

                                             Directors;

                                    ii)      the attached specimen Share

                                    iii)     certificate(s) are in substantially
                                             the form submitted to and approved
                                             by the Company's Board of Directors
                                             for current use and the attached
                                             specimen Share certificates for
                                             each Class of Stock with issued and
                                             outstanding Shares are in the form
                                             previously submitted to and
                                             approved by the Company's Board of
                                             Directors for past use;

                                    iv)      the attached list of existing
                                             agreements pursuant to which Shares
                                             have been reserved for future
                                             issuance specifying the number of
                                             reserved Shares subject to each
                                             such existing agreement and the
                                             substantive provisions thereof, is
                                             true and complete, or no Shares
                                             have been reserved for future
                                             issuance.

                                    v)       each shareholder list provided is
                                             true and complete (such
                                             certification may state that it is
                                             based upon the certification of the
                                             predecessor Transfer Agent or
                                             predecessor Registrar that prepared
                                             the list) or no Shares are
                                             outstanding;

                                    vi)      the name of each stock exchange
                                             upon which any of the Shares are
                                             listed and the number and identity
                                             of the Shares so listed;

                                    vii)     the name and address of each
                                             co-Transfer Agent, Registrar (other
                                             than the Bank) or co-Registrar for
                                             any of the Shares and the extent of
                                             its appointment, or there are no
                                             co-Transfer Agents, Registrars
                                             (other than the Bank) or
                                             co-Registrars for any of the
                                             Shares; and

                                    viii)    the officer(s) of the Company, who
                                             executed this Agreement as well as
                                             any certificates or papers
                                             delivered to the Bank pursuant to
                                             this Agreement, were validly
                                             elected to, and the incumbents of,
                                             the offices they purported to hold
                                             at the time of such execution and
                                             delivery, and that their signatures
                                             on all documentation are genuine;
                                             and upon which is subscribed a
                                             certificate of an officer of the
                                             Company, other than the officer
                                             executing the certificate of the
                                             Secretary, stating that the person
                                             who executed the certificate of the
                                             Secretary was validly elected to,
                                             and is the Secretary or an
                                             Assistant Secretary of the Company
                                             and that his signature on the
                                             certificate is genuine.



                  (e) Opinion of counsel for the Company, addressed to the Bank, to the effect that:

                                    i)       the Shares issued and outstanding
                                             on the date hereof have been duly
                                             authorized, validly issued and are
                                             fully paid and are non-assessable;
                                             and any Shares to be issued
                                             hereunder, when issued, shall have
                                             been duly authorized, validly
                                             issued and fully paid and will be
                                             non-assessable;

                                    ii)      the Shares issued and outstanding
                                             on the date hereof have been duly
                                             registered under the Securities Act
                                             of 1933, as amended, and such
                                             registration has become effective,
                                             or are exempt from such
                                             registration; and have been duly
                                             registered under the Securities
                                             Exchange Act of 1934, as amended,
                                             or are exempt from such
                                             registration;

                                    iii)     the Company has paid or caused to
                                             be paid all taxes, if any, which
                                             were payable upon or in respect of
                                             the original issuance of the Shares
                                             issued and outstanding on the date
                                             hereof; and


                                    iv)      the execution and delivery of this
                                             Agreement and the issuance of the
                                             Shares do not and will not conflict
                                             with, violate, or result in a
                                             breach of, the terms, conditions or
                                             provisions of, or constitute a
                                             default under, the charter or the
                                             by-laws of the Company, any law or
                                             regulation, any order or decree of
                                             any court or public authority
                                             having jurisdiction, or any
                                             mortgage, indenture, contract,
                                             agreement or undertaking to which
                                             the Company is a party or by which
                                             it is bound and this Agreement is
                                             enforceable against the Company in
                                             accordance with it terms, except as
                                             limited by bankruptcy,
                                             insolvency, moratorium,
                                             reorganization and other similar
                                             laws affecting the enforcement of
                                             creditors' rights generally.

                  (f) A list of all directors and officers of the Company who shall be authorized to give instructions hereunder, along with the addresses and phone numbers for each. At least three persons shall at all times be set forth on such list.


         9.02 The Bank hereby agrees to establish and maintain facilities and procedures for safekeeping of Share certificates, the direct registration system, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

         9.03 The Bank shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. The Bank agrees that all such records prepared or maintained by the Bank relating to the services to be performed by the Bank hereunder will be made available in accordance with the requirements of the law.

         9.04 The Bank and the Company agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

         9.05 In case of any requests or demands for the inspection of the Shareholder records of the Company, the Bank will endeavor to notify the Company and to secure instructions from an authorized officer of the Company as to such inspection. The Bank reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person.


         9.06 The Company will furnish the Bank with forms of important notices in sufficient quantities to be sent to the registered owners of Shares resident in the United

                  States and/or banks, brokers and nominees and nonresidents of the United States holding Shares, setting forth information relating to the payment of dividends. In connection with the foregoing, the Bank is authorized and directed, at the Company's cost and expense, to arrange for the printing and distribution of the forms of important notices, advertisements and other documents in connection with the payment of dividends.

         9.07 The Company, shall arrange for the prompt transmittal by the Company to you of such notices, reports and communications which are made generally available by the Company to holders of Shares. Upon the written request of the Company, the Bank shall arrange for the mailing, at the Company's expense, of copies of such notices, reports and communications to all registered holders of Shares or, at the request of the Company, make such notices, reports and communications available to such registered holders and beneficial owners on such reasonable basis as the Company may advise you may be required by any applicable law, regulation or stock exchange requirement.

         9.08 The Company will not at any time instruct you to issue Shares being issued upon original issuance or re-acquired by the Company unless a registration statement is in effect as to such Shares under the Securities Act of 1933 or unless the offering and sale in the United States of the Shares is not subject to the registration provisions of said act. In the event of an offering by the Company of Shares, rights to subscribe for Shares, securities convertible into or exchangeable for Shares or rights to subscribe for any such securities, the Company will take appropriate steps to ensure that such offering will not result in a violation of any applicable United States law, rule or regulation. Without limiting the generality of the foregoing, with respect to any offering of rights to subscribe for Shares which have not been registered under the Securities Act of 1933, as amended, the Bank shall attempt to sell such rights in accordance with its normal procedures. Upon any such sale, the Bank shall attempt to convert any proceeds of such sale, less amounts represented by Dutch tax, if any, into United States dollars and pay the United States dollars (after deduction of expenses in connection with such conversion and any amounts on account of applicable taxes) to the registered holders of Shares entitled thereto, less amounts subject to United States Federal or state income tax backup withholding, if any.


         9.09. Instructions or authorizations to the Bank from the Company shall be in writing, or by cable, telex or facsimile transmission, and shall be signed by one or more persons authorized by the Company to give such instructions.


ARTICLE 10  TERMINATION OF AGREEMENT

         10.01    This Agreement may be terminated by either party upon ninety
                  (90) days written notice to the other.

         10.02 Should the Company exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Company.

ARTICLE 11 ASSIGNMENT

         11.01 Except as provided in Section 11.03 below, neither this Agreement nor any rights or obligations hereunder may be assigned by any party without the written consent of the other parties.

         11.02 This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

         11.03 The Bank may, without further consent on the part of the Company, subcontract for the performance hereof with (i) Equiserve Limited Partnership which is duly registered as a transfer agent pursuant to Section 17A(c)(1) of the Securities Exchange Act of 1934 ("Section 17A(c)(1)"), (ii) a subsidiary thereof duly registered as a transfer agent pursuant to
                  Section 17A(c)(1), or (iii) an affiliate thereof; provided, however, that the Bank shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions.


ARTICLE 12 AMENDMENT


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


         12.01 This Agreement may be amended or modified by a written agreement executed by each party and authorized or approved by a resolution of the Boards of Directors of the Company.


ARTICLE 13 NEW YORK LAW TO APPLY

         13.01 This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York applicable to contracts executed and to be fully performed within such State.

ARTICLE 14 MERGER OF AGREEMENT

         14.01 This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement with respect to the subject hereof whether oral or written.

ARTICLE 15 COUNTERPARTS

         15.01 This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly executed officers, as of the day and year first above written.


                                          CNH Global N.V.



                                          By: /s/ ROBERTO MIOTTO
                                              ---------------------------------
                                          Name: Roberto Miotto
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

ATTEST:






                                          JPMorgan Chase Bank


                                          By: /s/ SARENA CIRABISI
                                              ---------------------------------
                                          Name: Sarena Cirabisi
                                          Title: Vice President

ATTEST:























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